SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2002

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)	Identification No.)

5301 North Ironwood Road

Milwaukee, Wisconsin 53217

(Address of principal executive offices)

Registrant’s telephone number, including area code: (414) 961-1000

Item 5.  Other Events.

On December 3, 2002, Manpower Inc. (the “Company”) issued a press release announcing the resignation of J. Ira Harris as a director of the Company.  The December 3, 2002 Press Release is attached hereto as an exhibit and is incorporated herein by reference, except for references to the Company’s website and the information contained therein.

Item 7.  Exhibits.

Exhibit No.

Description

99.1

Press Release dated December 3, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWER INC.

Date:  December 3, 2002

/s/ Michael J. Van Handel

Michael J. Van Handel

Senior Vice President – Chief Financial Officer

and Secretary

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated December 3, 2002.